Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020[1]



Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person)
TAL Dai-ichi Life Australia Pty Ltd. (Australia)
70%
Dai-ichi Life Realty Asset Management Co., Ltd.[6] (Japan)
Dai-ichi Life Insurance (Cambodia) PLC.[2] (Cambodia)
QOLead, Ltd. (Japan)
Dai-ichi Life International Limited (Japan)
DLI North America Inc. (USA)
The Dai-ichi Life Insurance Company, Limited[2] (Japan)
THE DAI-ICHI BUILDING CO., LTD. (Japan)
Protective Life Corporation[3] (USA)
Asteron Life & Superannuation Limited[2] (Australia)
TAL Dai-ichi Life Group Pty Ltd. (Australia)
Dai-ichi Life International Holdings LLC (Japan)
TAL Life Limited[2] (Australia)
TAL Distribution Holdings Limited (Australia)
Dai-ichi Life International (Europe) Limited (UK)
The Neo First Life Insurance Company, Limited[2] (Japan)
36.84%
PT Panin International (Indonesia)
45.94%
Star Union Dai-ichi Life Insurance Company Limited[2] (India)
Affinia Financial Advisers Limited (Australia)
TAL Superannuation Limited (Australia)
TAL Direct Pty Limited (Australia)
TAL Services Limited (Australia)
51.25%
The Dai-ichi Life Research Institute Inc.[4] (Japan)
DLI Asia Pacific Pte. Ltd. (Singapore)
16.88%
Janus Henderson Group plc[5] (U.K.)
24%
OCEAN LIFE INSURANCE PUBLIC COMPANY[2] (Thailand)
TAL Australia Distribution Limited (Australia)
InsuranceLine Limited (New Zealand)
International Life Solutions Proprietary Limited (South Africa)
National Financial Solutions Pty Ltd. (Australia)
The Dai-ichi Frontier Life Insurance Co., Ltd.[2] (Japan)
49%
Asset Management One Co., Ltd. (Japan)
Lifebroker Pty Ltd. (Australia)
Lifebroker NZ Ltd. (New Zealand)
Dai-ichi Life Insurance Company of Vietnam, Limited[2] (Vietnam)
Dai-ichi Life Vietnam Fund Management Company Limited (Vietnam)

1 Except as otherwise indicated, chart does not reflect less than 50% ownership interests
2 Insurance company
3 Pages 3 – 5 contain a list of Protective Life Corporation's subsidiaries
4 The voting rights pertaining to The Dai-ichi Life Research Institute Inc. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:
- THE DAI-ICHI BUILDING CO., LTD. – 28.20%
- DAI-ICHI SEIMEI CARD SERVICE Co., LTD. – 9.88%
- NIHON BUSSAN CO., LTD. – 6.75%
- The Dai-ichi Life Information Systems Co., Ltd. – 4.17%

As such, the Dai-ichi group owns 100% of the voting rights pertaining to The Dai-ichi Life Research Institute Inc.

5 As of 6/30/20, Dai-ichi Life Holdings, Inc.'s voting rights in Janus Henderson Group plc were 16.88%. This amount excludes any options that may be exercised in the future.
6 The voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:
- SOHGO HOUSING CO., Ltd. – 30%

As such, the Dai-ichi group owns 100% of the voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd.

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020



Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
The Dai-ichi Life Insurance Company, Limited
(Japan)
100%
Dai-ichi Life Business Service Co., Ltd.
(Japan)
100%
Dai-ichi Life Challenged Co., Ltd.
(Japan)
100%
The Dai-ichi Life Information Systems Co., Ltd.
(Japan)
50.1%
DAI-ICHI SEIMEI CARD SERVICE Co., LTD. 1
(Japan)
100%
Alpha Consulting Co., Ltd.
(Japan)
10%
O.M. Building Management Inc. 2
(Japan)
49%
Corporate-pension Business Service Co., Ltd. 3
(Japan)
100%
Dai-ichi Life Insurance Myanmar Ltd.
(Myanmar)
68%
A.F. BUILDING MANAGEMENT CO., LTD.
(Japan)
100%
Dai-ichi Smart Co., LTD.
(Japan)
100%
Asset Guardian Company, Limited
(Japan)

[1] The voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 11.57%
- NIHON BUSSAN CO., LTD. – 20%
- SOHGO HOUSING CO., Ltd. – 13%
- The Dai-ichi Life Information Systems Co., Ltd. – 3.33%

As such, the Dai-ichi group owns 95% of the voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD.

[2] The voting rights pertaining to O.M. Building Management Inc. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 40%

As such, the Dai-ichi group owns 50% of the voting rights pertaining to O.M. Building Management Inc.

[3] The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- The Dai-ichi Life Information Systems Co., Ltd. – 1%

As such, the Dai-ichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd.

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020



Protective Life Corporation (DE)
TIN 95-2492236
Protective Life Insurance Company [1] (TN)
PLC owns 100% of stock
TIN 63-0169720
NAIC 68136
West Coast Life Insurance Company [1] (NE)
PLICO owns 100% of stock
TIN 94-0971150
NAIC 70335
MONY Life Insurance Company [1] (NY)
PLICO owns 100% of stock
TIN 13-1632487
NAIC 66370
Protective Life and Annuity Insurance Company [1] (AL)
(commercially domiciled – NY)
PLC owns 100% of non-voting preferred stock
PLICO owns 100% of voting stock
TIN 63-0761690
NAIC 88536
Protective Finance Corporation (DE)
PLICO owns 100% of stock
TIN 51-0372969
Protective Finance Corporation II (DE)
PLICO owns 100% of stock
TIN 63-1187532
Protective Finance Corporation IV (DE)
PLICO owns 100% of stock
TIN 30-0559075
Red Mountain, LLC (VT)
PLICO owns 100% of membership
TIN 46-0929836
Golden Gate Captive Insurance Company [2] (VT)
PLICO owns 100% of stock
TIN 63-1191165
NAIC 60234
Golden Gate II Captive Insurance Company [2] (SC)
PLICO owns 100% of stock
TIN 61-1306729
NAIC 60141
Golden Gate III Vermont Captive Insurance Company [2] (VT)
PLICO owns 100% of stock
TIN 27-1881907
NAIC 13797
Golden Gate IV Vermont Captive Insurance Company [2] (VT)
PLICO owns 100% of stock
TIN 27-3705745
NAIC 13991
Golden Gate V Vermont Captive Insurance Company [2] (VT)
PLICO owns 100% of stock
TIN 45-5581427
NAIC 14482

[1] insurance company
[2] captive insurance company

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020

Protective Life Corporation (DE)
TIN 95-2492236

Protective Investment Advisors, Inc. [1] **(TN)**
PLC owns 100% of stock
TIN 63-1100711

Investment Distributors, Inc. (TN)
PLC owns 100% of stock
TIN 63-1100710

Protective Real Estate Holdings, Inc. (DE)
PLC owns 100% of stock
TIN 52-1985171

ProEquities, Inc. [1] **(AL)**
PLC owns 100% of stock
TIN 63-0879387

First Protective Insurance Group, Inc. (AL)
PLC owns 100% of stock
TIN 63-0846761

Steel City, LLC (VT)
PLC owns 100% of membership
TIN 81-0732526

Empower Financial Resources, Inc. (DE)
PLC owns 100% of stock
TIN 46-5331907
(formerly known as Financial Leadership Alliance, Inc.)

Shades Creek Captive Insurance Company [2] **(VT)**
PLC owns 100% of Stock
TIN 46-1252145
NAIC 14688

Protective Life Reinsurance Bermuda Ltd.
(Bermuda)
PLC owns 100% of stock
TIN 98-1512479

[1] registered investment adviser
[2] captive insurance company

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020



Protective Life Corporation (DE)
TIN 95-2492236
Protective Life Insurance Company [1] (TN)
PLC owns 100% of stock
TIN 63-0169720
NAIC 68136
Chesterfield International Reinsurance Limited (Nevis)
PLC owns 100% of stock
TIN 98-0458684
Dealer Services Reinsurance, Ltd. (Bermuda)
PLC owns 100% of stock
TIN 98-0199455
First Protection Corporation (MN)
PLC owns 100% of stock
TIN 41-1368934
USWC Holding Company (USWC) (FL)
PLICO owns 100% of stock
TIN 20-8645816
Protective Property & Casualty Insurance Company [1] (MO)
PLICO owns 100% of stock
TIN 43-1139865
NAIC 35769
Western Diversified Services, Inc. (IL)
PLICO owns 100% of stock
TIN 36-2600350
The Advantage Warranty Corporation [2] (FL)
WDS owns 100% of stock
TIN 36-3445516
Asset Protection Financial, Inc. (MO)
(formerly Lyndon Financial Corporation)
PPCIC owns 100% of stock
TIN 43-1819865
United States Warranty Corp. [2] (FL)
USWC owns 100% of stock
TIN 59-1651866
New World Warranty Corp. [2] (FL)
USWC owns 100% of stock
TIN 20-8639268
USWC Installment Program, Inc. (FL)
USWC owns 100% of stock
TIN 20-8646196
New World Re [3] (NV)
USWC owns 100% of stock
TIN 20-1654390
Protective Asset Protection, Inc. (MO)
(formerly Lyndon Insurance Group, Inc.)
PLICO owns 100% of stock
TIN 43-1802403
Protective Administrative Services, Inc. (MO)
PAP owns 100% of stock
TIN 43-1724227
Western General Warranty Corporation [2] (FL)
PAP owns 100% of stock
TIN 59-3126230
Western General Dealer Services, Inc. (CA)
PAP owns 100% of stock
TIN 47-0939814
Lyndon-DFS Administrative Services, Inc. / Services De Gestion Lyndon-DFS, Inc. (CANADA)
PAP owns 100% of common stock
Warranty Business Services Corporation (MO)
PAP owns 100% of stock
TIN 43-1142677
First Protection Company (MN)
PAP owns 100% of stock
TIN 41-1703034
First Protection Corporation of Florida [2] (FL)
FPC owns 100% of stock
TIN 41-1637611

[1] insurance company
[2] specialty insurer
[3] captive insurance company